UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2012

COLORADO INTERSTATE GAS COMPANY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-4874 (Commission File Number)	84-0173305 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 27, 2012, the Management Committee of Colorado Interstate Gas Company, L.L.C. (the “Company”) appointed Mark A. Kissel to serve as President of the Company. Also effective August 27, 2012, the Management Committee accepted the resignation of Ray M. Miller from his position as President of the Company. Mr. Miller will remain as a vice president of the Company.
For the past five years, Mark A. Kissel has been President of the West Region Gas Pipelines for Kinder Morgan. Mr. Kissel has been with Kinder Morgan since 1982 and has held various management positions within the company. He holds a bachelors degree in civil engineering from Purdue University.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY, L.L.C.

Dated: August 29, 2012	By:	/s/ Joseph Listengart
		Name: Title:	Joseph Listengart Vice President

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